EXHIBIT 10.2

AMENDMENT NUMBER ONE TO THE
UNION BANK OF CALIFORNIA, N.A. SUPPLEMENTAL
EXECUTIVE RETIREMENT PLAN
FOR POLICY MAKING OFFICERS
Effective as of November 1, 1999

WHEREAS, Union Bank of California, National Association (the “Company”) established and maintains the Union Bank of California N.A. Supplemental Executive Retirement Plan for Policy Making Officers, effective as of November 1, 1999 (the “Plan”); and

WHEREAS, the Company desires to amend the Plan to provide that the retirement benefits of a participant who has a domestic partner (as defined in the Union Bank of California Retirement Plan) at the time of his or termination of employment will be distributed in the form of a 50% joint and survivor annuity with such domestic partner;

WHEREAS, the Company desires to amend the Plan to provide that preretirement death benefits will be distributed to a participant’s surviving spouse or domestic partner;

NOW, THEREFORE, the Plan is amended as follows, effective as of May 1, 2006:

1.                                       A new Section 1.3A is added to read as follows:

1.3A                       Domestic Partner means Domestic Partner, as defined in the Union Bank of California Retirement Plan.

2.                                       The following clause is added at the end of Article 3:

“, except as set forth in Section 4.6 of this Plan.”

3.                                       The last two sentences of Section 4.1 (Normal Retirement) are amended in their entirety to read as follows:

“If the Participant is married or has a Domestic Partner when his or her employment terminates, then the normal retirement benefit hereunder shall be paid to the Participant in the form of a 50% joint and survivor annuity with the Participant’s spouse or Domestic Partner as the joint annuitant.  If the Participant is unmarried and does not have a Domestic Partner when his or her employment terminates, then the normal retirement benefit hereunder shall be paid to the Participant in the form of a single life annuity.”

4.                                       The last two sentences of Section 4.2 (Early Retirement) are amended in their entirety to read as follows:

“If the Participant is married or has a Domestic Partner when his or her employment terminates, then the early retirement benefit hereunder shall be paid to the Participant in the form of a 50% joint and survivor annuity with the Participant’s spouse or Domestic Partner designated as the joint annuitant.  If the Participant is unmarried and does not have a Domestic Partner when his or her employment terminates, then the early retirement benefit hereunder shall be paid to the Participant in the form of a single life annuity.”

5.                                       The last two sentences of Section 4.3 (Deferred Retirement) are amended in their entirety to read as follows:

“If the Participant is married or has a Domestic Partner when his or her employment terminates, then the deferred retirement benefit hereunder shall be paid to the Participant in the form of a 50% joint and survivor annuity with the Participant’s spouse or Domestic Partner as the joint annuitant.  If the Participant is unmarried and does not have a Domestic Partner when his or her employment terminates, then the deferred retirement benefit hereunder shall be paid to the Participant in the form of a single life annuity.”

6.                                       A new Section 4.6 is added at the end of Article 4:

4.6                                 Preretirement Death Benefit For Surviving Spouse Or Domestic Partner.  Upon the death of a Participant who, on the date of such death, (1) is an employee of the Company, (2) has not received any benefits under this Plan, and (3) is eligible to retire from the Company and receive a Normal Retirement Benefit, an Early Retirement Benefit, or a Deferred Retirement Benefit from the Retirement Plan, his or her surviving spouse or surviving Domestic Partner, if any, shall be entitled to the monthly benefit that would have been payable to such spouse or Domestic Partner under this Article 4, if the Participant had:

(a)                                  terminated employment on the date of death,

(b)                                 commenced receiving a 50% joint and survivor annuity with the Participant’s spouse or Domestic Partner designated as the joint annuitant, and

(c)                                  died on the following day.

To record this Amendment Number One of the Plan, the Company has caused it to be executed on this 25th day of April, 2006.

UNION BANK OF CALIFORNIA, NATIONAL
ASSOCIATION

By	/s/ Paul Fearer

Title	Director of Human Resources